(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
October 31, 2001


MuniYield Arizona
Fund, Inc.


www.mlim.ml.com


MuniYield Arizona Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Arizona income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Arizona income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Arizona Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD ARIZONA FUND, INC.


A Special
Message to
Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals. There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



MuniYield Arizona Fund, Inc., October 31, 2001


DEAR SHAREHOLDER


For the year ended October 31, 2001, the Common Stock of MuniYield Arizona Fund, Inc. earned $0.684 per share income dividends, which included earned and unpaid dividends of $0.057. This represents a net annualized yield of 4.82%, based on a month-end net asset value of $14.19 per share. During the same period, the total investment return on the Fund's Common Stock was +14.20%, based on a change in per share net asset value from $13.11 to $14.19, and assuming reinvestment of $0.684 per share income dividends.

For the six-month period ended October 31, 2001, the total investment return on the Fund's Common Stock was +8.29%,based on a change in per share net asset value from $13.45 to $14.19, and assuming reinvestment of $0.342 per share income dividends.

For the six-month period ended October 31, 2001, the Fund's Auction Market Preferred Stock had an average yield of 2.41% for Series A and 2.25% for Series B.


The Municipal Market Environment
Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and more than 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost
$70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
We entered the six-month period ended October 31, 2001 with the Fund fully invested. The Fund was defensively structured, with investments in premium coupon issues and shorter maturities. We adopted this structure in response to the aggressive fiscal and monetary stimulus intended to generate increased economic growth. However, during the period, despite additional significant monetary stimulus, the US economy failed to exhibit favorable momentum. Consequently, we recently adopted a more positive outlook toward the municipal bond market. We maintained the Fund's fully invested status throughout the period in an effort to enhance shareholder income and to continue to maintain the Fund's high-credit profile. At October 31, 2001, the Fund had 89.6% of net assets invested in securities rated A or better, the majority of which were invested in securities rated AAA by at least one of the major bond rating agencies.

The 400 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 2% range. This decline, in combination with a steep tax-exempt yield curve, generated a substantial income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Additional limited declines in short-term interest rates are expected this year, which should lead to lower borrowing costs for the Fund and additional income for the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Stock shareholders will be reduced. (For a complete explanation of the benefits and risks of leveraging, see pages 4 and 5 of this report to shareholders.)

Looking ahead, we expect to remain essentially fully invested in the municipal market and retain the Fund's current credit quality profile. We will continue to seek opportunities in the market provided by new Arizona municipal issuance to structure the portfolio more favorably. We also expect to pursue opportunities to adopt a more aggressive stance given the favorable backdrop of low inflation and declining economic growth.



MuniYield Arizona Fund, Inc., October 31, 2001


In Conclusion
We appreciate your ongoing interest in MuniYield Arizona Fund, Inc., and we look forward to serving your investment needs in the months and years to come.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Michael Kalinoski)
Michael Kalinoski
Vice President and Portfolio Manager



November 30, 2001



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
               S&P     Moody's     Face
STATE        Ratings   Ratings    Amount   Issue                                                                   Value
Arizona--       NR*     NR*      $ 1,650   Arizona Educational Loan Marketing Corporation, Educational
88.3%                                      Loan Revenue Refunding Bonds, AMT, Junior Sub-Series, 6.30%
                                           due 12/01/2008                                                          $  1,718

                                           Arizona Health Facilities Authority Revenue Bonds
                                           (Catholic Healthcare West), Series A:
                BBB     Baa2         710     6.125% due 7/01/2009                                                       764
                BBB     Baa2       1,000     6.625% due 7/01/2020                                                     1,054

                AAA     Aaa        3,000   Arizona School Facilities Board, State School Improvement
                                           Revenue Bonds, 5.50% due 7/01/2017                                         3,240

                AAA     Aaa          325   Arizona State Municipal Financing Program, COP, Series 34,
                                           7.25% due 8/01/2009 (b)                                                      398

                NR*     Aa1          750   Arizona State Transportation Board, Highway Revenue Refunding
                                           Bonds, RIB, Series 367, 9.07% due 7/01/2019 (l)                              864

                                           Arizona Student Loan Acquisition Authority, Student Loan
                                           Revenue Refunding Bonds, AMT:
                NR*     A2         3,285     Junior Subordinated Series B-1, 6.15% due 5/01/2029                      3,414
                NR*     Aaa        1,000     Senior Series A-1, 5.90% due 5/01/2024                                   1,038

                AAA     Aaa        1,000   Chandler, Arizona, Water and Sewer Revenue Bonds, 6.50% due
                                           7/01/2006 (j)(k)                                                           1,155

                AAA     Aaa          605   Gilbert, Arizona, GO (Projects of 1988), Series C, 8.50% due
                                           7/01/2004 (j)(k)                                                             701

                                           Glendale, Arizona, Development Authority, Educational
                                           Facilities Revenue Refunding Bonds (American Graduate
                                           School International) (c):
                AAA     NR*          500     7% due 7/01/2005 (k)                                                       576
                AAA     NR*          500     7.125% due 7/01/2005 (k)                                                   578
                AAA     NR*          500     5.875% due 7/01/2015                                                       538

                                           Maricopa County, Arizona, Chandler Unified School District
                                           Number 80, GO (e):
                AAA     Aaa          595     6.25% due 7/01/2011                                                        701
                AAA     Aaa          405     6.25% due 7/01/2011 (d)                                                    481


Portfolio
Abbreviations


To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
IDA        Industrial Development Authority
LEVRRS     Leveraged Reverse Rate Securities
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes
YCN        Yield Curve Notes



MuniYield Arizona Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)
               S&P     Moody's     Face
STATE        Ratings   Ratings    Amount   Issue                                                                   Value
Arizona                                    Maricopa County, Arizona, Gilbert Unified School District
(concluded)                                Number 41, GO (h):
                AA      Aaa      $ 1,500     6.25% due 7/01/2015                                                   $  1,681
                AAA     Aaa        1,000     Refunding, 5.80% due 7/01/2015                                           1,145

                BBB     Baa1       2,405   Maricopa County, Arizona, Hospital Revenue Refunding Bonds
                                           (Sun Health Corporation), 6.125% due 4/01/2018                             2,414

                                           Maricopa County, Arizona, IDA, Hospital Facility Revenue
                                           Refunding Bonds (Samaritan Health Services), Series A (d)(j):
                AAA     Aaa          500     7% due 12/01/2013                                                          512
                AAA     Aaa        2,400     7% due 12/01/2016                                                        3,003

                AAA     NR*        2,395   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds
                                           (Place Five and Greenery Apartments), Series A, 6.625%
                                           due 1/01/2027 (d)                                                          2,734

                                           Maricopa County, Arizona, IDA, S/F Mortgage Revenue Bonds,
                                           AMT (f):
                AAA     NR*        2,200     Series 1B, 5.25% due 9/01/2032 (i)                                       2,406
                AAA     NR*        2,175     Series 1C, 7.65% due 12/01/2024 (g)                                      2,514

                NR*     Aaa          780   Maricopa County, Arizona, Peoria Unified School District
                                           Number 11, GO, Refunding, 6.10% due 7/01/2010 (a)                            850

                                           Maricopa County, Arizona, Pollution Control Corporation,
                                           PCR, Refunding:
                A1+     P1           100     (Arizona Public Service Company), VRDN, Series E, 2.05%
                                             due 5/01/2029 (m)                                                          100
                BBB-    Baa3       1,485     (Public Service Company of New Mexico Project), Series A,
                                             6.30% due 12/01/2026                                                     1,522

                AAA     NR*        1,500   Maricopa County, Arizona, Public Finance Corporation, Lease
                                           Revenue Bonds, RIB, Series 511X, 8.61% due 7/01/2014 (a)(l)                1,791

                AA      Aa2        1,825   Maricopa County, Arizona, Scottsdale Unified School District
                                           Number 48, GO, 6.60% due 7/01/2012                                         2,229

                AAA     Aaa        1,000   Maricopa County, Arizona, Stadium District Revenue Bonds,
                                           5.75% due 7/01/2016 (j)                                                    1,068

                AAA     Aaa          500   Maricopa County, Arizona, Tempe Elementary Unified School
                                           District Number 3, GO, Refunding, 7.50% due 7/01/2010 (e)                    631

                                           Mesa, Arizona, IDA, Revenue Bonds (Discovery Health System),
                                           Series A (j):
                AAA     Aaa        1,000     5.875% due 1/01/2014                                                     1,119
                AAA     Aaa        1,500     5.625% due 1/01/2015                                                     1,634

                                           Mesa, Arizona, Utility System Revenue Bonds:
                AAA     Aaa        3,500     6.125% due 7/01/2007 (e)(k)                                              4,024
                AAA     Aaa        1,000     6.50% due 7/01/2009 (j)                                                  1,181

                AA-     AAA        1,000   Phoenix, Arizona, Civic Improvement Corporation, Water System
                                           Revenue Bonds, Junior Lien, 6% due 7/01/2006 (k)                           1,125

                                           Phoenix, Arizona, GO, Refunding:
                AA+     NR*        1,750     DRIVERS, Series 173, 12.551% due 7/01/2008 (l)                           2,526
                AA+     Aa1        1,000     Series A, 6.25% due 7/01/2017                                            1,190

                NR*     Aaa        2,500   Phoenix, Arizona, IDA, Revenue Bonds (Camelback Crossing),
                                           6.35% due 9/20/2035 (i)                                                    2,739

                AAA     NR*          650   Phoenix, Arizona, IDA, S/F Mortgage Revenue Refunding Bonds
                                           (The Phoenix Authority), Series 1A, 5.875% due 6/01/2016 (f)(g)              705

                AAA     Aaa        1,350   Pima County, Arizona, Amphitheater Unified School District
                                           Number 10, GO (Projects of 1994), Series D, 7% due 7/01/2007 (e)           1,591

                AA-     Aa2        1,170   Pima County, Arizona, Community College District, GO
                                           (Project of 1995), Series A, 5.50% due 7/01/2011                           1,271

                AAA     Aaa        1,000   Pima County, Arizona, IDA, Revenue Refunding Bonds
                                           (HealthPartners), Series A, 5.625% due 4/01/2014 (j)                       1,080

                                           Pima County, Arizona, IDA, S/F Mortgage Revenue Refunding
                                           Bonds, AMT, Series A-1 (f)(g):
                AAA     NR*        1,000     5% due 5/01/2025                                                         1,022
                AAA     NR*        1,000     6.20% due 11/01/2030                                                     1,111

                AAA     Aaa        3,050   Pima County, Arizona, Unified School District Number 1, Tucson,
                                           GO, Refunding, 7.50% due 7/01/2009 (e)                                     3,793

                AAA     Aaa        1,000   Scottsdale, Arizona, GO, 6.25% due 7/01/2009 (k)                           1,168

                AAA     Aaa        1,000   Tempe, Arizona, Unified High School District Number 213,
                                           School Improvements, GO, 7% due 7/01/2008 (e)                              1,197

                AAA     NR*        3,000   Tucson and Pima County, Arizona, IDA, S/F Mortgage Revenue
                                           Refunding Bonds (Mortgage-Backed Securities Program), AMT,
                                           Series A-1, 4.65% due 7/01/2021 (f)(g)                                     3,150

                                           Tucson, Arizona, GO:
                AAA     Aaa        1,000     Refunding, 6.40% due 7/01/2008 (e)                                       1,160
                AA      Aa2        1,000     Series 1994-C, 7% due 7/01/2015                                          1,261

                AA      NR*        1,500   Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds
                                           (Christian Care Tucson Inc. Project), Series A, 6.125%
                                           due 7/01/2024                                                              1,619

                AAA     Aaa        1,375   Tucson, Arizona, Local Development Business, Development
                                           Finance Corporation, Lease Revenue Refunding Bonds, 6.25%
                                           due 7/01/2012 (e)                                                          1,437

                AAA     Aaa        1,250   Tucson, Arizona, Street and Highway User Revenue Bonds, Junior
                                           Lien, Series 1994-D, 6.60% due 7/01/2011 (j)                               1,516

                AAA     Aaa          600   Tucson, Arizona, Water System Revenue Bonds, Series D, 7.25%
                                           due 7/01/2009 (e)                                                            735

                AA      A1         1,345   University of Arizona, University Revenue Refunding Bonds,
                                           6.25% due 6/01/2011                                                        1,402


Puerto                                     Puerto Rico Commonwealth, GO, Refunding (l):
Rico--9.4%      AAAr    Aaa          500     RITR, Class R, Series 3, 9.261% due 7/01/2016 (j)                          662
                AAA     Aaa        2,000     YCN, 9.432% due 7/01/2020 (d)(h)                                         2,158

                                           Puerto Rico Electric Power Authority, Power Revenue Bonds:
                AAA     Aaa        1,000     Series AA, 5.40% due 7/01/2013 (j)                                       1,084
                AAA     Aaa          695     Trust Receipts, Class R, Series 16-HH, 9.277% due
                                             7/01/2013 (h)(l)                                                           863

                                           Puerto Rico Electric Power Authority, Power Revenue
                                           Refunding Bonds (l):
                AAA     Aaa        2,900     LEVRRS, 5.929% due 7/01/2002 (h)(k)                                      3,132
                NR*     Aaa          750     RIB, Series 449X, 8.92% due 7/01/2016 (a)                                  862


                Total Investments (Cost--$85,195)--97.7%                                                             91,337
                Other Assets Less Liabilities--2.3%                                                                   2,123
                                                                                                                   --------
                Net Assets--100.0%                                                                                 $ 93,460
                                                                                                                   ========

(a)AMBAC Insured.
(b)BIG Insured.
(c)Connie Lee Insured.
(d)Escrowed to maturity.
(e)FGIC Insured.
(f)FHLMC Collateralized.
(g)FNMA/GNMA Collateralized.
(h)FSA Insured.
(i)GNMA Collateralized.
(j)MBIA Insured.
(k)Prerefunded.
(l)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(m)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
*Not Rated.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


MuniYield Arizona Fund, Inc., October 31, 2001


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                As of October 31, 2001
Assets:         Investments, at value (identified cost--$85,194,993)                                         $   91,336,831
                Cash                                                                                                 94,762
                Receivables:
                   Interest                                                                $    1,724,832
                   Securities sold                                                              1,503,494         3,228,326
                                                                                           --------------
                Prepaid expenses and other assets                                                                     9,762
                                                                                                             --------------
                Total assets                                                                                     94,669,681
                                                                                                             --------------

Liabilities:    Payables:
                   Securities purchased                                                         1,103,050
                   Investment adviser                                                              39,584
                   Dividends to shareholders                                                       33,720         1,176,354
                                                                                           --------------
                Accrued expenses                                                                                     32,912
                                                                                                             --------------
                Total liabilities                                                                                 1,209,266
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $   93,460,415
                                                                                                             ==============

Capital:        Capital Stock (200,000,000 shares authorized):
                   Preferred Stock, par value $.10 per share (1,212 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference)                         $ 30,300,000
                   Common Stock, par value $.10 per share (4,450,418 shares issued
                   and outstanding)                                                        $      445,042
                Paid-in capital in excess of par                                               60,632,835
                Undistributed investment income--net                                              529,533
                Accumulated realized capital losses on investments--net                       (4,588,833)
                Unrealized appreciation on investments--net                                     6,141,838
                                                                                           --------------

                Total--Equivalent to $14.19 net asset value per share of Common
                Stock (market price--$13.19)                                                                     63,160,415
                                                                                                             --------------
                Total capital                                                                                $   93,460,415
                                                                                                             ==============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Year Ended October 31, 2001
Investment      Interest and amortization of premium and discount earned                                     $    5,002,812
Income:

Expenses:       Investment advisory fees                                                   $      456,569
                Professional fees                                                                  88,791
                Commission fees                                                                    76,889
                Accounting services                                                                67,871
                Transfer agent fees                                                                40,137
                Printing and shareholder reports                                                   22,270
                Directors' fees and expenses                                                       13,158
                Pricing fees                                                                        9,370
                Listing fees                                                                        8,500
                Custodian fees                                                                      8,377
                Other                                                                              16,757
                                                                                           --------------
                Total expenses                                                                                      808,689
                                                                                                             --------------
                Investment income--net                                                                            4,194,123
                                                                                                             --------------

Realized &      Realized loss on investments--net                                                                  (68,738)
Unrealized      Change in unrealized appreciation on investments--net                                             4,614,367
Gain (Loss)                                                                                                  --------------
on Investments  Net Increase in Net Assets Resulting from Operations                                         $    8,739,752
--Net:                                                                                                       ==============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                       For the
                                                                                                      Year Ended
                                                                                                     October 31,
Increase (Decrease) in Net Assets:                                                               2001               2000
Operations:     Investment income--net                                                     $    4,194,123    $    4,270,021
                Realized loss on investments--net                                                (68,738)         (427,658)
                Change in unrealized appreciation/depreciation on investments--net              4,614,367         2,986,157
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                            8,739,752         6,828,520
                                                                                           --------------    --------------

Dividends to    Investment income--net:
Shareholders:      Common Stock                                                               (3,044,086)       (3,045,452)
                   Preferred Stock                                                              (899,293)       (1,206,431)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends to shareholders           (3,943,379)       (4,251,883)
                                                                                           --------------    --------------

Net Assets:     Total increase in net assets                                                    4,796,373         2,576,637
                Beginning of year                                                              88,664,042        86,087,405
                                                                                           --------------    --------------
                End of year*                                                               $   93,460,415    $   88,664,042
                                                                                           ==============    ==============

                *Undistributed investment income--net                                      $      529,533    $      278,789
                                                                                           ==============    ==============

See Notes to Financial Statements.


MuniYield Arizona Fund, Inc., October 31, 2001


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   13.11    $   12.54    $   14.14    $   13.61    $   13.06
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .94          .95          .92          .95          .96
                Realized and unrealized gain (loss)
                on investments--net                                1.02          .57       (1.59)          .53          .54
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   1.96         1.52        (.67)         1.48         1.50
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends to Common Stock
                shareholders from investment income--net          (.68)        (.68)        (.73)        (.72)        (.72)
                                                              ---------    ---------    ---------    ---------    ---------
                Effect of Preferred Stock:
                   Dividends to Preferred Stock
                   shareholders:
                      Investment income--net                      (.20)        (.27)        (.20)        (.23)        (.23)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   14.19    $   13.11    $   12.54    $   14.14    $   13.61
                                                              =========    =========    =========    =========    =========
                Market price per share, end of year           $   13.19    $  11.125    $ 11.5625    $  14.125    $  12.875
                                                              =========    =========    =========    =========    =========

Total           Based on market price per share                  25.09%        2.40%     (13.55%)       15.74%       12.46%
Investment                                                    =========    =========    =========    =========    =========
Return:*        Based on net asset value per share               14.20%       11.26%      (6.34%)        9.61%       10.37%
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses, net of reimbursement**            1.33%        1.26%        1.25%        1.22%        1.29%
on Average                                                    =========    =========    =========    =========    =========
Net Assets      Total expenses**                                  1.33%        1.30%        1.25%        1.22%        1.35%
of Common                                                     =========    =========    =========    =========    =========
Stock:          Total investment income--net**                    6.88%        7.55%        6.78%        6.88%        7.16%
                                                              =========    =========    =========    =========    =========
                Amount of dividends to Preferred Stock
                shareholders                                      1.48%        2.13%        1.49%        1.68%        1.74%
                                                              =========    =========    =========    =========    =========
                Investment income--net, to Common Stock
                shareholders                                      5.41%        5.42%        5.29%        5.20%        5.42%
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses, net of reimbursement               .89%         .82%         .83%         .82%         .85%
on Total                                                      =========    =========    =========    =========    =========
Average Net     Total expenses                                     .89%         .85%         .83%         .82%         .89%
Assets:**++                                                   =========    =========    =========    =========    =========
                Total investment income--net                      4.60%        4.91%        4.53%        4.63%        4.73%
                                                              =========    =========    =========    =========    =========

Ratios Based    Dividends to Preferred Stock
on Average         shareholders                                   2.97%        3.97%        2.99%        3.42%        3.38%
Net Assets of                                                 =========    =========    =========    =========    =========
Preferred
Stock:

Supplemental    Net assets, net of Preferred Stock,
Data:           end of year (in thousands)                    $  63,160    $  58,364    $  55,787    $  62,680    $  60,286
                                                              =========    =========    =========    =========    =========
                Preferred Stock outstanding, end of
                year (in thousands)                           $  30,300    $  30,300    $  30,300    $  30,300    $  30,300
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               45.89%       46.71%       29.48%       39.58%       34.49%
                                                              =========    =========    =========    =========    =========

Leverage:       Asset coverage per $1,000                     $   3,085    $   2,926    $   2,841    $   3,069    $   2,990
                                                              =========    =========    =========    =========    =========

Dividends Per   Series A--Investment income--net              $     742    $   1,011    $     756    $     842    $     820
Share On                                                      =========    =========    =========    =========    =========
Preferred       Series B--Investment income--net              $     742    $     984    $     740    $     863    $     865
Stock                                                         =========    =========    =========    =========    =========
Outstanding:

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Includes Common and Preferred Stock average net assets.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MuniYield Arizona Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund and no cumulative adjustment will be necessary.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended October 31, 2001, the Fund reimbursed FAM an aggregate of $6,613 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $41,717,965 and $41,195,103, respectively.

Net realized losses for the year ended October 31, 2001 and net unrealized gains as of October 31, 2001 were as follows:


                                   Realized        Unrealized
                                    Losses           Gains

Long-term investments            $   (68,738)    $  6,141,838
                                 ------------    ------------
Total                            $   (68,738)    $  6,141,838
                                 ============    ============


As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $6,133,588, of which $6,134,149 related to appreciated securities and $561 related to depreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $85,203,243.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended
October 31, 2001 and October 31, 2000 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2001 were as follows: Series A, 1.85% and Series B, 1.90%.

Shares issued and outstanding during the years ended
October 31, 2001 and October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $21,239 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $4,340,000, of which $2,583,000 expires in 2002, $1,253,000 expires in 2003, $437,000 expires in 2008 and $67,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.057000 per share, payable on November 29, 2001 to shareholders of record as of November 20, 2001.



INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
MuniYield Arizona Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Arizona Fund, Inc. as of October 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Arizona Fund, Inc. as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 7, 2001



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield
Arizona Fund, Inc. during its taxable year ended October 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



MuniYield Arizona Fund, Inc., October 31, 2001


QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of October 31, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    72.7%
AA/Aa                                      13.2
A/A                                         3.7
BBB/Baa                                     6.2
NR (Not Rated)                              1.8
Other++                                     0.1

++Temporary investments in short-term securities.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286



ASE Symbol
MZA